VARIABLE INSURANCE FUNDS

AmSouth Large Cap Fund

AmSouth Mid Cap Fund

AmSouth Enhanced Market Fund

AmSouth International Equity Fund

Supplement dated September 7, 2005

to the Prospectus and Statement of Additional Information dated May 1, 2005

The above-referenced Funds currently serve as underlying investment options in variable annuity policies issued by New York Life Insurance and Annuity Company ("NYLIAC"). The Board of Trustees of Variable Insurance Funds has approved a Plan of Liquidation and Dissolution with respect to the Funds whereby each such Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record. In light of the impending liquidation of the Funds, NYLIAC has proposed to substitute shares of the Funds for shares of other investment companies (the "Substitute Funds"), as indicated below:
Fund	Substitute Fund
AmSouth Large Cap Fund	MainStay VP Value Portfolio
AmSouth Mid Cap Fund	Fidelity® VIP Mid Cap Portfolio
AmSouth Enhanced Market Fund	MainStay VP S&P 500 Index Portfolio
AmSouth International Equity Fund	MainStay VP International Equity Portfolio

NYLIAC has filed an application with the SEC requesting an order approving the proposed substitutions, which are anticipated to occur by October 31, 2005. However, there is no assurance that the SEC will issue an order approving the proposed substitutions, or that the requested order will be issued by October 31, 2005. The Funds will be liquidated on or about October 31, 2005 (the "Liquidation Date") if the substitutions have not been effected by that date.

Each Fund may continue to accept orders to purchase shares (including transfers and new premium payments) through September 15, 2005, although each Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. Effective September 16, 2005, NYLIAC will no longer accept allocations to the investment divisions that invest in the Funds. In light of the above, investors may wish to consult their variable contract prospectuses and consider other investment options that may be available under their contracts. Investors may continue to redeem shares of the Funds through the Liquidation Date.

The proposed substitutions are described in more detail in a supplement to the prospectus describing your variable contract. If the Funds are liquidated, on or before the Liquidation Date, all portfolio securities of each Fund will be converted to cash or cash equivalents. As soon as possible after the Liquidation Date, and in any event within 30 days thereafter, each Fund will send to shareholders of record on the Liquidation Date a liquidating distribution, which may be in cash or cash equivalents equal to each record shareholder's proportionate interest of the net assets of the Fund, and information concerning the sources of the liquidating distribution.

In addition, the staff of the Securities and Exchange Commission (the "SEC") has been conducting an investigation into the mutual fund servicing business of BISYS Group, Inc., the parent company of BISYS Fund Services Ohio, Inc., the Funds' administrator and transfer agent, and BISYS Fund Services, the Funds' distributor (collectively, "BISYS"). In a press release dated April 19, 2005, BISYS stated that it believes that the SEC's investigation relates to the structure and accounting for certain arrangements pursuant to which BISYS agreed with the advisers of certain U.S. mutual funds to use a portion of the fees paid to BISYS by the mutual funds to pay for, among other things, expenses relating to the marketing and distribution of fund shares, to make payments to certain advisers, and to pay for certain other expenses. As part of its investigation of BISYS, the SEC has been reviewing the relationships and arrangements among BISYS, AAMI and AmSouth Bank.

AmSouth Bank and AAMI have received a Wells Notice from the regional office of the SEC in Los Angeles indicating that the SEC staff intends to recommend that the SEC bring a civil action against AmSouth Bank and AAMI for possible violations of the federal securities laws. The potential action is related to the SEC's investigation of BISYS. AAMI and AmSouth Bank have been cooperating fully with the SEC in the BISYS investigation. Additionally, AmSouth Bank and AAMI are conducting a review of this matter and are taking appropriate steps to protect the interests of shareholders.

It is important to note that the Funds are not aware of any allegation of wrongdoing on the part of the Funds, their trustees or their officers, or any allegation of wrongdoing that has affected the Funds or the beneficial owners of their shares. While the impact of any action brought against BISYS, AAMI, AmSouth Bank and/or their affiliates is difficult to assess at the present time, the Funds currently believe that the likelihood that it will have a material adverse impact on the Funds is remote, although there can be no assurance at this time.

Investors should retain this supplement for future reference.

VARIABLE INSURANCE FUNDS

AmSouth Select Equity Fund

AmSouth Capital Growth Fund

AmSouth Value Fund

Supplement dated September 7, 2005

to the Prospectus and Statement of Additional Information dated May 1, 2005

The staff of the Securities and Exchange Commission (the "SEC") has been conducting an investigation into the mutual fund servicing business of BISYS Group, Inc., the parent company of BISYS Fund Services Ohio, Inc., the Funds' administrator and transfer agent, and BISYS Fund Services, the Funds' distributor (collectively, "BISYS"). In a press release dated April 19, 2005, BISYS stated that it believes that the SEC's investigation relates to the structure and accounting for certain arrangements pursuant to which BISYS agreed with the advisers of certain U.S. mutual funds to use a portion of the fees paid to BISYS by the mutual funds to pay for, among other things, expenses relating to the marketing and distribution of fund shares, to make payments to certain advisers, and to pay for certain other expenses. As part of its investigation of BISYS, the SEC has been reviewing the relationships and arrangements among BISYS, AAMI and AmSouth Bank.

AmSouth Bank and AAMI have received a Wells Notice from the regional office of the SEC in Los Angeles indicating that the SEC staff intends to recommend that the SEC bring a civil action against AmSouth Bank and AAMI for possible violations of the federal securities laws. The potential action is related to the SEC's investigation of BISYS. AAMI and AmSouth Bank have been cooperating fully with the SEC in the BISYS investigation. Additionally, AmSouth Bank and AAMI are conducting a review of this matter and are taking appropriate steps to protect the interests of shareholders.

It is important to note that the Funds are not aware of any allegation of wrongdoing on the part of the Funds, their trustees or their officers, or any allegation of wrongdoing that has affected the Funds or the beneficial owners of their shares. While the impact of any action brought against BISYS, AAMI, AmSouth Bank and/or their affiliates is difficult to assess at the present time, the Funds currently believe that the likelihood that it will have a material adverse impact on the Funds is remote, although there can be no assurance at this time.

Investors should retain this supplement for future reference.